Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard F. Bennett, as the true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-1 ("Form S-1") and any and all amendments thereto of Gouverneur Bancorp, Inc., the Notice of Mutual Holding Company Reorganization on Form MHC-1 ("Form MHC-1") and the Application for Approval of a Minority Stock Issuance by a Savings Association Subsidiary of a Mutual Holding Company on Form MHC-2 ("Form MHC-2") and all amendments thereto for each such form of Gouverneur Savings and Loan Association, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Office of Thrift Supervision, respectively, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, and the Office of Thrift Supervision regulations, this Power of Attorney prepared in conjunction with Form S-1, Form MHC-1 and Form MHC-2 has been duly signed by the following persons in the capacities and on the date indicated.

Dated:   June __, 1998

/s/Richard F. Bennett                              /s/Alexander E. Dodds, M.D.
--------------------------                         ---------------------------
Richard F. Bennett                                 Alexander E. Dodds, M.D.
President, Chief Executive                         Director
Officer and Director

/s/Charles E. Graves                               /s/Carl Petitto
--------------------------                         ---------------------------
Charles E. Graves                                  Carl Petitto
Director                                           Director

/s/Richard E. Jones                                /s/Robert J. Leader
--------------------------                         ---------------------------
Richard E. Jones                                   Robert J. Leader
Director                                           Director

/s/Frank Langevin                                  /s/Larry D. Straw
--------------------------                         ---------------------------
Frank Langevin                                     Larry D. Straw
Director                                           Director